UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 23, 2015

Date of Report

(Date of earliest event reported)

WSFS Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WSFS FINANCIAL CORPORATION

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2015, WSFS Financial Corporation, or WSFS, entered into an Agreement and Plan of Reorganization, or the Agreement, with Penn Liberty Financial Corp., or Penn Liberty, providing for, among other things, the merger of Penn Liberty with and into WSFS, or the Merger, with WSFS as the surviving entity. The Agreement also provides for the merger of Penn Liberty Bank, a Pennsylvania-chartered bank and wholly owned subsidiary of Penn Liberty, with and into Wilmington Savings Fund Society, FSB, a federal savings bank and wholly owned subsidiary of WSFS, with Wilmington Savings Fund Society, FSB as the surviving entity. The Agreement has been unanimously approved by the boards of directors of each of Penn Liberty and WSFS.

Subject to the terms and conditions of the Agreement, at the effective time of the Merger, or the Effective Time, Penn Liberty shareholders will have the right to receive, for each share of Penn Liberty common stock, either (i) 0.6601 of a share, or the Exchange Ratio, of WSFS common stock, or (ii) $21.75 in cash, at the election of such holder. All such elections are subject to adjustment on a pro rata basis, so that approximately 40% of the aggregate consideration paid to Penn Liberty shareholders will be cash and approximately 60% will be WSFS common stock.

At the Effective Time, each option granted by Penn Liberty to purchase shares of Penn Liberty common stock under Penn Liberty’s equity plan held by a Penn Liberty employee who will become a WSFS employee at the Effective Time will fully vest and be converted into an option to purchase WSFS Common Stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of WSFS common stock issuable upon exercise of such option based on the Exchange Ratio, and each option held by a Penn Liberty employee who will not become a WSFS employee at the Effective Time will fully vest and the holders of such options will receive a cash payment for each such option equal to the difference, if positive, between $21.75 and the exercise price of the option. In addition, at the Effective Time, all outstanding and unvested equity awards previously granted under Penn Liberty’s Amended and Restated 2005 Recognition and Retention Plan and Trust Agreement will fully vest and will be converted into the right to receive the merger consideration, with the same election right as shares of Penn Liberty common stock.

The Agreement contains customary representations and warranties from both WSFS and Penn Liberty, and each party has agreed to customary covenants including, among others, covenants relating to (1) the conduct of Penn Liberty’s business during the interim period between the execution of the Agreement and the consummation of the Merger, (2) each party’s obligations to facilitate Penn Liberty’s shareholders’ consideration of, and voting upon, the Agreement and the Merger, (3) the recommendation by the Penn Liberty board of directors in favor of approval of the Agreement and the Merger by Penn Liberty’s shareholders, (4) Penn Liberty’s obligation to submit the Agreement to Penn Liberty’s shareholders for approval at a meeting of shareholders held for that purpose, and (5) Penn Liberty’s non-solicitation obligations relating to alternative business combination transactions.

The completion of the Merger is subject to customary closing conditions, including (1) approval of the Agreement by Penn Liberty’s shareholders, (2) receipt of required regulatory approvals without the imposition of a condition that would have or be reasonably likely to have a burdensome effect on WSFS, (3) the absence of any law or order prohibiting the consummation of the Merger, (4) approval of the listing on the NASDAQ Global Select Market of WSFS common stock to be issued in the Merger, and (5) the effectiveness of the registration statement for WSFS common stock to be issued in the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Agreement, and (c) receipt by such party of an opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended. In addition, holders of no more than seven and one half percent of Penn Liberty common stock shall have demanded appraisal rights.

The Agreement contains certain termination rights for both WSFS and Penn Liberty and further provides that a termination fee of $4.0 million will be payable by Penn Liberty to WSFS upon termination of the Agreement under certain specified circumstances.

The foregoing description of the Merger and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about WSFS, Penn Liberty or their respective subsidiaries and affiliates. The representations, warranties and covenants of each party set forth in the Agreement were made only for purposes of the Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of WSFS, Penn Liberty or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding WSFS or Penn Liberty, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding WSFS, Penn Liberty, their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Penn Liberty and a prospectus of WSFS, as well as in the Forms 10-K, Forms 10-Q and other filings that WSFS makes with the Securities and Exchange Commission, or the SEC.

Item 8.01 Other Events.

In connection with the Agreement, WSFS entered into employment offer letter agreements with each of Patrick Ward, Brian Zwaan and Al Jones, which will be effective upon the closing of the Merger. Pursuant to the employment offer letter agreements, upon consummation of the Merger, Mr. Ward will be appointed to WSFS’ board of directors and assume the role of Executive Vice President and Pennsylvania Market President, Mr. Zwaan will join WSFS as Senior Vice President, Pennsylvania Commercial Banking and Mr. Jones will join WSFS as Senior Vice President, Commercial Lending. Each of the employment offer letter agreements contain customary non-competition and non-solicitation provisions that, subject to the terms and conditions thereof, restrict Messrs. Ward, Zwaan and Jones from (1) participating in the commercial or retail banking business (other than with WSFS) in a limited geographic region, and (2) soliciting either the customers or employees of WSFS or Penn Liberty, in each case, for two years following consummation of the Merger.

Concurrently with execution of the Agreement, each of the directors of Penn Liberty in their capacity as shareholders of Penn Liberty entered into a voting and non-solicitation agreement with WSFS and Penn Liberty, under which the directors agreed to vote their shares of common stock of Penn Liberty in favor of the Agreement and the Merger at the special meeting of Penn Liberty’s shareholders at which these matters are to be considered. Under the voting and non-solicitation agreements, the directors have also agreed (1) with certain exceptions, not to transfer any their shares of common stock of Penn Liberty, and (2) not to solicit the customers or employees of WSFS or Penn Liberty for one year following consummation of the Merger. A copy of the voting and non-solicitation agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Forward-Looking Statement Disclaimer

This communication contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS’ and Penn Liberty’s predictions or expectations of future business or financial performance as well as their respective goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements are based on various assumptions (some of which may be beyond the control of WSFS and Penn Liberty) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.

In addition to factors previously disclosed in WSFS’ reports filed with the SEC and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Penn Liberty shareholders on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating Penn Liberty’s business or fully realizing cost savings and other benefits of the Merger; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets;

inflation; customer acceptance of WSFS products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Important Additional Information and Where to Find It

In connection with the proposed Merger, WSFS will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Penn Liberty and a prospectus of WSFS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PENN LIBERTY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about WSFS, may be obtained at the SEC’s Internet site (http://www.sec.gov) when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from WSFS at www.wsfsbank.com under the heading “About WSFS” and then under the heading “Investor Relations” and then under “SEC Filings”. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to WSFS Financial Corporation, WSFS Bank Center, 500 Delaware Avenue, Wilmington, Delaware 19801, Attention: Corporate Secretary, Telephone: (302) 792-6000 or to Penn Liberty Financial Corp., 724 West Lancaster Avenue, Suite 210, Wayne, PA, 19087, Attention: Ted Aicher, Telephone: (610) 535-4500.

Participants in the Solicitation

Penn Liberty and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Penn Liberty in connection with the proposed Merger. Information about the directors and executive officers of Penn Liberty and their ownership of Penn Liberty common stock will be set forth in the proxy statement/prospectus. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

2.1	Agreement and Plan of Reorganization, dated as of November 23, 2015, between WSFS Financial Corporation and Penn Liberty Financial Corp.

10.1	Form of Voting and Non-Solicitation Agreement, dated November 23, 2015, among WSFS Financial Corporation, Penn Liberty Financial Corp. and certain shareholders of Penn Liberty Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: November 27, 2015	By:	/s/ Rodger Levenson
Rodger Levenson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of November 23, 2015, between WSFS Financial Corporation and Penn Liberty Financial Corp.

10.1	Form of Voting and Non-Solicitation Agreement, dated November 23, 2015, among WSFS Financial Corporation, Penn Liberty Financial Corp. and certain shareholders of Penn Liberty Financial Corp.